Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-626-5652

Email: mb8191@att.com

For holders of Notes, contact:

Global Bondholder Services Corporation

Phone: (855) 654-2014 (toll free)

            (212) 430-3774 (collect)

AT&T INC. COMMENCES TENDER OFFERS FOR 63 SERIES OF NOTES

DALLAS, May 16, 2022 — AT&T Inc. (NYSE: T) (“AT&T”) announced today offers to purchase for cash (i) any and all of the 54 series of outstanding Notes described below under “Higher Coupon Offers”, up to a maximum $5 billion aggregate amount of Higher Coupon Total Consideration (as defined below) and (ii) any and all of the 9 series of outstanding Notes described below under “Discount Offers”, up to a maximum $3 billion aggregate amount of Discount Total Consideration (as defined below), on the terms and conditions set forth in the Offers to Purchase, dated May 16, 2022 (the “Offers to Purchase”). The Offers to Purchase, the Letter of Transmittal and the related notices of guaranteed delivery can be accessed at the following link: https://gbsc-usa.com/registration/att. Capitalized terms used but not defined in this announcement have the meanings given to them in the Offers to Purchase.

HIGHER COUPON OFFERS

In the “Higher Coupon Offers”, AT&T is offering to purchase the Notes described in the table below issued by AT&T or certain of AT&T’s wholly-owned subsidiaries:

Acceptance Priority Level(1)	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Par Call Date(2)	Maturity Date	Reference U.S. Treasury Security(3)	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)
1	8.750% Senior Notes due 2031*	New Cingular Wireless Services, Inc.(4)	$258	00209AAF3 / U0027MAC1	—	March 1, 2031	2.875% due 05/15/2032	PX1	165
2	8.750% Global Notes due 2031	AT&T Inc.	$216	00206RGV8	—	March 1, 2031	2.875% due 05/15/2032	PX1	165
3	8.750% Global Notes due 2031	AT&T Inc.(5)	$218	00206RGU0	—	November 15, 2031	2.875% due 05/15/2032	PX1	165

4	7.875% Global Notes due 2030	AT&T Inc.	$202	00206RGR7	—	February 15, 2030	2.875% due 05/15/2032	PX1	160
5	7 1/8% Debentures due 2026*+	Pacific Bell Telephone Company(6)(7)	$219	694032AT0	—	March 15, 2026	2.750% due 04/30/2027	PX1	105
6	7.125% Global Notes due 2026	AT&T Inc.	$257	00206RGH9	—	March 15, 2026	2.750% due 04/30/2027	PX1	105
7	7.625% Global Notes due 2031*	AT&T Inc.	$188	00206RHZ8	—	April 15, 2031	2.875% due 05/15/2032	PX1	165
8	7.700% Global Notes due 2032*	AT&T Inc.	$157	00206RJA1	—	May 1, 2032	2.875% due 05/15/2032	PX1	170
9	7.125% Senior Notes due 2031*	AT&T Mobility LLC(8)	$151	17248RAJ5	—	December 15, 2031	2.875% due 05/15/2032	PX1	165
10	6.875% Global Notes due 2031	AT&T Inc.	$169	00206RGS5	—	October 15, 2031	2.875% due 05/15/2032	PX1	165
11	6.625% Global Notes due 2029*	AT&T Inc.	$190	00206RHY1	—	May 15, 2029	2.875% due 05/15/2032	PX1	155
12	Thirty Year 6 3/8% Debentures due 2028*	BellSouth Telecommunications, LLC(9)	$177	079867AW7	—	June 1, 2028	2.750% due 04/30/2027	PX1	115
13	6.500% Global Notes due 2036*	AT&T Inc.	$156	00206RJC7	—	November 15, 2036	2.875% due 05/15/2032	PX1	190
14	6.450% Global Notes due 2034	AT&T Inc.(10)	$253	78387GAM5	—	June 15, 2034	2.875% due 05/15/2032	PX1	180
15	6.550% Global Notes due 2039	AT&T Inc.	$443	00206RAS1	—	February 15, 2039	2.375% due 02/15/2042	PX1	170
16	6.500% Global Notes due 2037	AT&T Inc.	$239	00206RAD4	—	September 1, 2037	2.875% due 05/15/2032	PX1	195
17	6.400% Global Notes due 2038	AT&T Inc.	$165	00206RAN2	—	May 15, 2038	2.375% due 02/15/2042	PX1	165
18	6.350% Global Notes due 2040	AT&T Inc.	$158	00206RDE9	—	March 15, 2040	2.375% due 02/15/2042	PX1	175
19	6.200% Global Notes due 2040*	AT&T Inc.	$265	00206RJD5	—	March 15, 2040	2.375% due 02/15/2042	PX1	175

20	6.150% Global Notes due 2034	AT&T Inc.(10)	$356	78387GAQ6	—	September 15, 2034	2.875% due 05/15/2032	PX1	180
21	6.000% Notes due 2034*	BellSouth, LLC(11)	$198	079860AK8	—	November 15, 2034	2.875% due 05/15/2032	PX1	180
22	6.100% Global Notes due 2040*	AT&T Inc.	$248	00206RJE3	—	July 15, 2040	2.375% due 02/15/2042	PX1	175
23	6.250% Global Notes due 2041*	AT&T Inc.	$330	00206RJF0	—	March 29, 2041	2.375% due 02/15/2042	PX1	160
24	6.300% Global Notes due 2038	AT&T Inc.	$749	00206RAG7	—	January 15, 2038	2.375% due 02/15/2042	PX1	145
25	6.000% Global Notes due 2040	AT&T Inc.	$471	00206RDF6	May 15, 2040	August 15, 2040	2.375% due 02/15/2042	PX1	175
26	6.375% Global Notes due 2041	AT&T Inc.	$604	00206RDG4	—	March 1, 2041	2.375% due 02/15/2042	PX1	150
27	5.350% Global Notes due 2043*	AT&T Inc.	$191	00206RJJ2	—	December 15, 2043	2.375% due 02/15/2042	PX1	190
28	5.375% Global Notes due 2041*	AT&T Inc.	$187	00206RJG8	—	October 15, 2041	2.375% due 02/15/2042	PX1	180
29	5.550% Global Notes due 2041	AT&T Inc.	$676	00206RBA9	—	August 15, 2041	2.375% due 02/15/2042	PX1	160
30	5.700% Global Notes due 2057	AT&T Inc.	$485	00206RDT6	September 1, 2056	March 1, 2057	2.250% due 02/15/2052	PX1	190
31	5.300% Global Notes due 2058	AT&T Inc.	$182	00206RFS6 / U04644CG0	February 14, 2058	August 15, 2058	2.250% due 02/15/2052	PX1	190
32	5.350% Global Notes due 2040*	AT&T Inc.	$1,069	04650NAB0 / U9475PAA6	—	September 1, 2040	2.375% due 02/15/2042	PX1	150
33	5.650% Global Notes due 2047	AT&T Inc.	$959	00206RCU4	August 15, 2046	February 15, 2047	2.250% due 02/15/2052	PX1	170
34	5.450% Global Notes due 2047	AT&T Inc.	$749	00206RDS8	September 1, 2046	March 1, 2047	2.250% due 02/15/2052	PX1	170
35	5.150% Global Notes due 2042	AT&T Inc.	$590	00206RDH2	—	March 15, 2042	2.375% due 02/15/2042	PX1	155

36	4.850% Global Notes due 2045*	AT&T Inc.	$401	00206RJL7	January 15, 2045	July 15, 2045	2.375% due 02/15/2042	PX1	165
37	5.250% Global Notes due 2037	AT&T Inc.	$1,794	00206RDR0	September 1, 2036	March 1, 2037	2.875% due 05/15/2032	PX1	160
38	4.800% Global Notes due 2044	AT&T Inc.	$607	00206RCG5	December 15, 2043	June 15, 2044	2.375% due 02/15/2042	PX1	165
39	4.900% Global Notes due 2042*	AT&T Inc.	$394	00206RJH6	—	June 15, 2042	2.375% due 02/15/2042	PX1	160
40	5.150% Global Notes due 2050	AT&T Inc.	$941	00206RFU1	August 14, 2049	February 15, 2050	2.250% due 02/15/2052	PX1	168
41	5.150% Global Notes due 2046	AT&T Inc.	$743	00206RHA3 / 00206RFM9 / U04644BX4	May 15, 2046	November 15, 2046	2.250% due 02/15/2052	PX1	170
42	4.650% Global Notes due 2044*	AT&T Inc.	$471	00206RJK9	December 1, 2043	June 1, 2044	2.375% due 02/15/2042	PX1	165
43	4.900% Global Notes due 2037	AT&T Inc.	$683	00206RFW7	February 14, 2037	August 15, 2037	2.875% due 05/15/2032	PX1	160
44	4.850% Global Notes due 2039	AT&T Inc.	$956	00206RHK1	September 1, 2038	March 1, 2039	2.375% due 02/15/2042	PX1	150
45	4.550% Global Notes due 2049	AT&T Inc.	$931	00206RDM1 / 00206RDK5	September 9, 2048	March 9, 2049	2.250% due 02/15/2052	PX1	170
46	4.750% Global Notes due 2046	AT&T Inc.	$1,872	00206RCQ3	November 15, 2045	May 15, 2046	2.250% due 02/15/2052	PX1	170
47	4.350% Global Notes due 2045*	AT&T Inc.	$1,115	00206RBK7	December 15, 2044	June 15, 2045	2.375% due 02/15/2042	PX1	165
48	4.500% Global Notes due 2048	AT&T Inc.	$1,734	00206RDL3 / 00206RDJ8	September 9, 2047	March 9, 2048	2.250% due 02/15/2052	PX1	170
49	4.300% Global Notes due 2042*	AT&T Inc.	$1,297	00206RBH4	June 15, 2042	December 15, 2042	2.375% due 02/15/2042	PX1	162
50	4.500% Global Notes due 2035	AT&T Inc.	$2,500	00206RCP5	November 15, 2034	May 15, 2035	2.875% due 05/15/2032	PX1	160
51	4.350% Global Notes due 2029	AT&T Inc.	$3,000	00206RHJ4	December 1, 2028	March 1, 2029	2.875% due 05/15/2032	PX1	113

52	4.300% Global Notes due 2030	AT&T Inc.	$3,156	00206RES7 / 00206RGQ9 / U04644BC0	November 15, 2029	February 15, 2030	2.875% due 05/15/2032	PX1	120
53	4.250% Global Notes due 2027	AT&T Inc.	$1,490	00206RDQ2	December 1, 2026	March 1, 2027	2.750% due 04/30/2027	PX1	70
54	4.100% Global Notes due 2028	AT&T Inc.	$1,732	00206RGL0 / 00206RER9 / U04644BB2	November 15, 2027	February 15, 2028	2.750% due 04/30/2027	PX1	95

(1)

Subject to the satisfaction or waiver of the conditions of the Offers described in the applicable Offer to Purchase, if the Maximum Purchase Condition (as defined therein) is not satisfied with respect to every series of Notes, we will accept Notes for purchase in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 54 being the lowest Acceptance Priority Level). It is possible that a series of Notes with a particular Acceptance Priority Level will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.

(2)

For each series of Notes in respect of which a par call date is indicated, the calculation of the applicable Total Consideration (as defined in the applicable Offer to Purchase) will be performed taking into account such par call date. See Annex A-1 to the applicable Offer to Purchase for an overview of the calculation of the Total Consideration (including the par call detail) with respect to the Notes.

(3)

The Total Consideration for each series of Notes (such consideration, the “Total Consideration”) payable per each $1,000 principal amount of such series of Notes validly tendered for purchase will be based on the fixed spread specified in the table above (the “Fixed Spread”) for such series of Notes, plus the yield of the specified Reference Security for that series as quoted on the Bloomberg reference page specified in the table above as of 11:00 a.m., New York City time on May 20, 2022, unless extended with respect to the applicable Offer (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”). The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

(4)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(5)	The initial interest rate on the 8.750% Global Notes due 2031 was 8.250%.
(6)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(7)	The 7 1/8% Debentures due March 15, 2026 are unconditionally and irrevocably guaranteed by AT&T.
(8)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(9)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(10)	AT&T Inc. was formerly known as SBC Communications Inc.
(11)	The 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
*

Denotes a series of Notes with minimum authorized denominations of $1,000. All other series of Notes have a minimum authorized denomination of $2,000. Each series of Notes has an integral multiple in excess of the minimum authorized denomination of $1,000.

+

Denotes a series of Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depositary Trust Company (“DTC”). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying Letter of Transmittal. With respect to the Certificated Notes, all references to the Offer to Purchase herein shall also include the Letter of Transmittal.

The Higher Coupon Offers are scheduled to expire on the “Higher Coupon Expiration Date,” which is 5:00 p.m., New York City time, on May 20, 2022, unless extended or earlier terminated. Holders of Notes described in the table above may withdraw their validly tendered Notes any time at or prior to 5:00 p.m., New York City time, on May 20, 2022, unless extended by AT&T. In order to receive the Higher Coupon Total Consideration, Holders of Notes must tender and not withdraw their Notes, or submit a Notice of Guaranteed Delivery and comply with the related procedures, at or prior to the Higher Coupon Expiration Date.

For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Higher Coupon Expiration Date, upon the terms and subject to the conditions set forth in the Tender Offer Documents, the deadline to validly tender Notes using the Guaranteed Delivery Procedures will be the second business day after the Expiration Date and is expected to be 5:00 p.m. (New York City time) on May 24, 2022.

The “Higher Coupon Settlement Date” will be the fourth business day after the Higher Coupon Expiration Date and is expected to be May 26, 2022.

Upon the terms and subject to the conditions set forth in the applicable Offer to Purchase, Holders whose Notes are accepted for purchase in the Higher Coupon Offers will receive the Total Consideration described in the notes to the table immediately above (the “Higher Coupon Total Consideration”) for each $1,000 principal amount of such Notes in cash on the Higher Coupon Settlement Date. On the Price Determination Date, unless extended with respect to any Higher Coupon Offers, AT&T will issue a press release specifying, among other things, the Higher Coupon Total Consideration for each series of Notes validly tendered and accepted.

In addition to the Higher Coupon Total Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the Accrued Coupon Payment, representing accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the Higher Coupon Settlement Date. Interest will cease to accrue on the Higher Coupon Settlement Date for all Notes accepted in the Higher Coupon Offers.

DISCOUNT OFFERS

In the “Discount Offers”, AT&T is offering to purchase the Notes described in the table below issued by AT&T:

Acceptance Priority Level(1)	Title of Notes	Issuer	Principal Amount Outstanding (in millions)	CUSIP Number	Par Call Date(2)	Maturity Date	Reference U.S. Treasury Security(3)	Bloomberg Reference Page(3)	Fixed Spread (Basis Points)
1	3.500% Global Notes due 2061	AT&T Inc.	$1,500	00206RKF8	August 1, 2060	February 1, 2061	2.250% due 02/15/2052	PX1	177
2	3.300% Global Notes due 2052	AT&T Inc.	$2,250	00206RKE1	August 1, 2051	February 1, 2052	2.250% due 02/15/2052	PX1	165
3	3.100% Global Notes due 2043	AT&T Inc.	$2,500	00206RKD3	August 1, 2042	February 1, 2043	2.375% due 02/15/2042	PX1	145
4	3.850% Global Notes due 2060	AT&T Inc.	$1,500	00206RKB7	December 1, 2059	June 1, 2060	2.250% due 02/15/2052	PX1	182
5	3.650% Global Notes due 2051	AT&T Inc.	$3,000	00206RKA9	December 1, 2050	June 1, 2051	2.250% due 02/15/2052	PX1	165
6	3.500% Global Notes due 2041	AT&T Inc.	$2,500	00206RJZ6	December 1, 2040	June 1, 2041	2.375% due 02/15/2042	PX1	150
7	2.250% Global Notes due 2032	AT&T Inc.	$2,500	00206RKH4	November 1, 2031	February 1, 2032	2.875% due 05/15/2032	PX1	130
8	1.650% Global Notes due 2028	AT&T Inc.	$2,250	00206RKG6	December 1, 2027	February 1, 2028	2.750% due 04/30/2027	PX1	105
9	2.300% Global Notes due 2027	AT&T Inc.	$2,500	00206RJX1	April 1, 2027	June 1, 2027	2.750% due 04/30/2027	PX1	95

(1)

Subject to the satisfaction or waiver of the conditions of the Offers described in the applicable Offer to Purchase, if the Maximum Purchase Condition (as defined therein) is not satisfied with respect to every series of Notes, we will accept Notes for purchase in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 9 being the lowest Acceptance Priority Level). It is possible that a series of Notes with a particular Acceptance Priority Level will not be accepted for purchase even if one or more series with a higher or lower Acceptance Priority Level are accepted for purchase.

(2)

For each series of Notes in respect of which a par call date is indicated, the calculation of the applicable Total Consideration (as defined in the applicable Offer to Purchase) will be performed taking into account such par call date. See Annex A-1 to the applicable Offer to Purchase for an overview of the calculation of the Total Consideration (including the par call detail) with respect to the Notes.

(3)

The Total Consideration for each series of Notes (such consideration, the “Total Consideration”) payable per each $1,000 principal amount of such series of Notes validly tendered for purchase will be based on the fixed spread specified in the table above (the “Fixed Spread”) for such series of Notes, plus the yield of the specified Reference Security for that series as quoted on the Bloomberg reference page specified in the table above as of 11:00 a.m., New York City time on May 20, 2022, unless extended with respect to the applicable Offer (such date and time with respect to an Offer, as the same may be extended with respect to such Offer, the “Price Determination Date”). The Total Consideration does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Consideration.

The Discount Offers are scheduled to expire on the “Discount Expiration Date,” which is 5:00 p.m., New York City time, on May 20, 2022, unless extended or earlier terminated. Holders of Notes described in the table above may withdraw their validly tendered Notes any time at or prior to 5:00 p.m., New York City time, on May 20, 2022, unless extended by AT&T. In order to receive the Discount Total Consideration, Holders of Notes must tender and not withdraw their Notes, or submit a Notice of Guaranteed Delivery and comply with the related procedures, at or prior to the Discount Expiration Date.

For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Discount Expiration Date, upon the terms and subject to the conditions set forth in the Tender Offer Documents, the deadline to validly tender Notes using the Guaranteed Delivery Procedures will be the second business day after the Expiration Date and is expected to be 5:00 p.m. (New York City time) on May 24, 2022.

The “Discount Settlement Date” will be the fourth business day after the Discount Expiration Date and is expected to be May 26, 2022.

Upon the terms and subject to the conditions set forth in the applicable Offer to Purchase, Holders whose Notes are accepted for purchase in the Discount Offers will receive the Total Consideration described in the notes to the table immediately above (the “Discount Total Consideration”) for each $1,000 principal amount of such Notes in cash on the Discount Settlement Date. On the Price Determination Date, unless extended with respect to any Discount Offers, AT&T will issue a press release specifying, among other things, the Discount Total Consideration for each series of Notes validly tendered and accepted.

In addition to the Discount Total Consideration, Holders whose Notes are accepted for purchase will receive a cash payment equal to the Accrued Coupon Payment, representing accrued and unpaid interest on such Notes from and including the immediately preceding interest payment date for such Notes to, but excluding, the Discount Settlement Date. Interest will cease to accrue on the Discount Settlement Date for all Notes accepted in the Discount Offers.

TERMS OF THE TENDER OFFERS

AT&T’s obligation to accept for payment and to pay for Notes of any series validly tendered in the tender offers is subject to the satisfaction or waiver of the conditions described in the applicable Offer to Purchase, including that the aggregate Total Consideration for Notes purchased in the Higher Coupon Offer and in the Discount Offer not exceed $5,000,000,000 and $3,000,000,000, respectively, and on the applicable Maximum Purchase Consideration being sufficient to pay the Total Consideration for all validly tendered Notes of such series. As a result, no series will be subject to pro-ration in the amount accepted. AT&T reserves the right, subject to applicable law, to: (i) waive any and all conditions to the tender offers; (ii) extend or terminate any or all of the tender offers; (iii) increase or decrease the Maximum Purchase Consideration of either the Higher Coupon Offers or the Discount Offers or both; or (iv) otherwise amend the tender offers in any respect.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any of the Notes listed above as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or, where revocation is permitted, timely revoke their instruction to participate in the tender offers. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the applicable Offer to Purchase and the related Notice of Guaranteed Delivery, as applicable.

Deutsche Bank Securities Inc., TD Securities, Goldman Sachs & Co. LLC and Citigroup are acting as the Joint-Lead Dealer Managers for the tender offers. For additional information regarding the terms of the offer, please contact Deutsche Bank Securities Inc. at (866) 627-0391 (toll free) or (212) 250-2955 (collect), TD Securities at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357-1452 (collect) or Citigroup at (800) 558-3745 (toll free) or (212) 723-6106 (collect). Global Bondholder Services Corporation will act as the tender agent and information agent for the tender offers. Questions or requests for assistance related to the tender offers or for additional copies of the Offer to Purchase, the Letter of Transmittal or Notice of Guaranteed Delivery may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offers. The Offers to Purchase, the Letter of Transmittal and the Notices of Guaranteed Delivery can be accessed at the following link: https://gbsc-usa.com/registration/att.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The tender offers described herein are being made solely by the applicable Offer to Purchase, the Letter of Transmittal and the related Notice of Guaranteed Delivery, as applicable, and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the applicable Offer to Purchase or any other offer materials relating to the tender offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the Offers to Purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (such persons together being “relevant persons”). This press release and the Offers to Purchase are only available to relevant persons and the transactions contemplated herein will be available only to, or engaged in only with relevant persons, and must not be relied or acted upon by persons other than relevant persons.

###

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offers to Purchase related to the tender offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.